Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to the Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of March 29, 2017 (the “Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereof  or otherwise a party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (each a “Lender” and collectively, the “Lenders”), and SENSEONICS, INCORPORATED with an office located at 20451 Seneca Meadows Parkway, Germantown, Maryland 20876 and SENSEONICS HOLDINGS, INC., a Delaware corporation (formerly ASN TECHNOLOGIES, INC., a Nevada corporation) with offices located at 20451 Seneca Meadows Parkway, Germantown, Maryland 20876 (individually and collectively, jointly and severally, “Borrower”).

WHEREAS, Collateral Agent, Borrower and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 30, 2017 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.    Definitions.  Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.    Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definition therein as follows:

“Sale Event” is the receipt by Borrower of the first purchase order for the sale (in European Union) of Borrower’s second generation transmitter and the receipt of evidence thereof by Collateral Agent and each Lender, which evidence must be reasonably acceptable to Collateral Agent and each Lender.

3.    Limitation of Amendment.

a.    The amendment set forth in Section 2 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.  For the avoidance of doubt, this Amendment shall be considered part of the Loan Documents.

4.    To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.    Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.    The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

e.    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

f.    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g.    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

6.    This Amendment shall be deemed effective as of the Amendment Date upon (a) the due execution and delivery to Collateral Agent of this Amendment by each party hereto, and (b) Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts.

7.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

8.    This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Amended and Restated Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

SENSEONICS, INCORPORATED

By	/s/ R. Don Elsey
Name:	R. Don Elsey
Title:	CFO

BORROWER:

SENSEONICS HOLDINGS, INC.

By	/s/ R. Don Elsey
Name:	R. Don Elsey
Title:	CFO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President – Finance, Secretary & Treasurer

LENDER:

SILICON VALLEY BANK

By	/s/ Sam Subilia
Name:	Sam Subilia
Title:	VP